UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2016

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our 2016 annual meeting of shareholders, shareholders present in person or represented by proxy voted on the matters described below. There were 546,172,727 shares of voting stock entitled to be voted at the annual meeting, of which 486,776,144 shares were present or represented for purposes of constituting a quorum. At the annual meeting, the Company’s shareholders (1) elected the 11 persons listed below to serve as our directors for one-year terms, (2) ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2016, (3) approved an amendment to our 2011 Equity Incentive Plan, (4) approved, on an advisory basis, the compensation of our named executive officers and (5) did not approve a shareholder proposal regarding equity retention. You can find additional information about each of these matters in our 2016 Proxy Statement.

Our independent inspector of election reported the vote of shareholders as follows:

1. Shareholders elected 11 directors to serve until our 2017 annual meeting of shareholders based on the following votes:

Nominees	For	Withheld	Broker Non-Votes
Martha H. Bejar	361,117,059	4,900,644	120,758,441
Virginia Boulet	356,331,014	9,686,689	120,758,441
Peter C. Brown	360,123,808	5,893,895	120,758,441
W. Bruce Hanks	353,345,735	12,671,968	120,758,441
Mary L. Landrieu	361,145,882	4,871,821	120,758,441
Gregory J. McCray	360,167,398	5,850,304	120,758,441
William A. Owens	361,535,476	4,482,227	120,758,441
Harvey P. Perry	359,122,099	6,895,604	120,758,441
Glen F. Post, III	360,845,337	5,172,366	120,758,441
Michael J. Roberts	361,910,965	4,106,738	120,758,441
Laurie A. Siegel	361,904,472	4,113,231	120,758,441

2. Shareholders ratified the appointment of KPMG LLP as our independent auditor for 2016 based on the following votes:

For	462,202,901
Against	23,059,396
Abstain	1,513,846
Broker non-votes	N/A

3. Shareholders approved an amendment to our 2011 Equity Incentive Plan based on the following votes:

For	347,136,107
Against	16,685,179
Abstain	2,196,417
Broker non-votes	120,758,441

4. Shareholders approved, on a non-binding and advisory basis, the overall compensation of our named executive officers based on the following votes:

For	324,535,923
Against	38,975,633
Abstain	2,506,147
Broker non-votes	120,758,441

5. Shareholders rejected a shareholder proposal regarding equity retention based on the following votes:

For	115,149,614
Against	247,321,724
Abstain	3,546,365
Broker non-votes	120,758,441

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibit to this Current Report is listed in the Exhibit Index, which appears at the end of this Current Report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: May 23, 2016

Exhibit Index

Exhibit No.	Description

10.1	CenturyLink 2011 Equity Incentive Plan, as amended through May 18, 2016 (incorporated by reference to Appendix A to CenturyLink, Inc.’s definitive proxy statement for its 2016 Annual Meeting of Shareholders, filed on April 5, 2016).